     Exhibit 10.35
SUPPLEMENT

Supplement No. 1 (this "Supplement”) dated as of September 30, 2016, to the Security Agreement dated as of December 1, 2014 (as amended, restated, supplemented, extended, or otherwise modified from time to time, the "Security Agreement” ) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each individually "Grantor") and RABO AGRIFINANCE LLC (formerly known as Rabo Agrifinance, Inc.), as Lender ("Lender'').

WITNESSETH:

WHEREAS, ALICO, INC., a Florida corporation, ALICO-AGRI, LTD., a Florida limited partnership, ALICO PLANT WORLD, L.L.C., a Florida limited liability company, ALICO FRUIT COMPANY, LLC, a Florida limited liability company, ALICO LAND DEVELOPMENT INC., a Florida corporation, and ALICO CITRUS NURSERY, LLC, a Florida limited liability company, as borrowers (each a "Borrower'' and collectively, "Borrowers"), and Lender have entered into that certain Credit Agreement dated as of December 1, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement”); and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender to make (or continue to make) certain financial accommodations to Borrowers and the other Grantors pursuant to the Credit Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 5.8 of the Credit Agreement, new direct or indirect Subsidiaries of Borrowers must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of Lender.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, each New Grantor hereby agrees as follows:

1.In accordance with Section 20 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, collaterally assign, and pledge to Lender a security interest in all right, title, and interest in and to all assets of such New Grantor (except to the extent specifically excluded from the defined term Collateral set forth in the Security Agreement) including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable

ATL 21428277v4

attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, "Organizational Identification Numbers; Chief Executive Offices", Schedule 2, "Locations", Schedule 3, "List of UCC Filing Jurisdictions", Schedule 4, "Deposit Accounts, Securities Accounts, and Commodity Accounts", and Schedule 5, "Change in Circumstances" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, and Schedule 5, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2.The parties hereto acknowledge that the references to "Schedule 9" in Section 5(i) of the Security Agreement are hereby deemed to be "Schedule 5".

3.Each New Grantor represents and warrants to Lender that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

4.This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. Delivery of a counterpart hereof by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

6.This Supplement shall be construed in accordance with and governed by the laws of the State of Florida.

7.Notwithstanding anything in the Security Agreement, for purposes of this Supplement only, "Secured Obligations" means the obligations of the Grantors under that certain Subsidiary Guaranty dated of even date herewith.

[Remainder of Page Intentionally Left Blank]

ATL 21428277v4

IN WITNESS WHEREOF, each New Grantor and Lender has caused this Supplement to the Security Agreement to be duly executed and delivered by its officer or officers thereunto duly authorized as of the date first above written.

NEW GRANTORS:         ALICO CHEMICAL SALES, LLC

By: /s/ Clay G. Wilson
Name: Clay G. Wilson
Title: Manager & Chief Executive Officer

ALICO SKINK MITIGATION, LLC
By: Alico, Inc., Manager

By: /s/ Clay G. Wilson
Name: Clay G. Wilson
Title: Chief Executive Officer

ALICO FRESH FRUIT, LLC

By: /s/ Clay G. Wilson
Name: Clay G. Wilson
Title: Manager

LENDER:    RABO AGRIFINANCE LLC,
as Lender

By:	______________
Name:
Title:

SUPPLEMENT TO SECURITY AGREEMENT

IN WITNESS WHEREOF, each New Grantor and Lender has caused this Supplement to the Security Agreement to be duly executed and delivered by its officer or officers thereunto duly authorized as of the date first above written.

NEW GRANTORS:    ALICO CHEMICAL SALES, LLC

By:	Name: Clay G. Wilson
Title: Manager & Chief Executive Officer

ALICO SKINK MITIGATION, LLC

By: Alico, Inc., Manager

By:	Name: Clay G. Wilson
Title: Chief Executive Officer

ALICO FRESH FRUIT LLC

By:	Name: Clay G. Wilson
Title: Manager

LENDER:    RABO AGRIFINANCE LLC,
as Lender

By:	/s/ Melissa Batteiger
Name: Melissa Batteiger
Title: VP

SUPPLEMENT TO SECURITY AGREEMENT

SCHEDULE 1

ORGANIZATIONAL IDENTIFICATION NUMBERS; CHIEF EXECUTIVE OFFICES

Grantor	Organization Identification Number	Chief Executive Office	Principal Place of Business	Maintenance of Records	Jurisdiction of Organization
Alico Chemical Sales, LLC	47-3871009	10070 Daniels Interstate Ct, Suite 100, Fort Myers, FL 33913	Same as Chief Executive Office	Same as Chief Executive Office	Florida
Alico Fresh Fruit LLC	47-4892998	10070 Daniels Interstate Ct, Suite 100, Fort Myers, FL 33913	Same as Chief Executive Office	Same as Chief Executive Office	Delaware
Alico Skink Mitigation, LLC	81-1846694	10070 Daniels Interstate Ct, Suite 100, Fort Myers, FL 33913	Same as Chief Executive Office	Same as Chief Executive Office	Florida

SCHEDULE 2

LOCATIONS

Grantor/Description    Address

New Entities
Alico Chemical Sales, LLC	None
Alico Fresh Fruit LLC	None
Alico Skink Mitigation, LLC	None

SCHEDULE 3

LIST OF UCC FILING JURISDICTIONS

Grantor		UCC Filing Jurisdiction
Alico Chemical Sales, LLC		Florida
Alico Fresh	Fruit LLC	Delaware
Alico Skink Mitigation, LLC		Florida

SCHEDULE 4

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, AND COMMODITY ACCOUNTS

Holder	Name/Address of Bank	Account Number	Purpose
Alico Chemical Sales, LLC	Rabobank, N.A., 12443 Olive Blvd., Suite 50, St. Louis, MO 63141	0832014375	Operating Account
Alico Fresh Fruit LLC	None	None	None
Alico Skink Mitigation, LLC	None	None	None

SCHEDULE 5

CHANGE IN CIRCUMSTANCES

None